Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Wesley W. von Schack, Chairman, President & Chief Executive Officer, and Kenneth M. Jasinski, Executive Vice President and Chief Financial Officer, of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

Dated August 5, 2004

    /s/Wesley W. von Schack
        Wesley W. von Schack
        Chairman, President &
         Chief Executive Officer

    /s/Kenneth M. Jasinski
        Kenneth M. Jasinski
        Executive Vice President
         and Chief Financial Officer